A N N U A L  R E P O R T


1997
1997
1997
1997
1997


[GRAPHIC]


SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND


----------------------------------
May 31, 1997


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

================================================================================
SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND
================================================================================


Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Adjustable Rate Government Income Fund ("Fund") for the year ended May 31, 1997. The period's prevailing economic and market conditions and an outline of our investment strategy appear in this report. In addition, a detailed summary of the Fund's historical performance as well as its current holdings and portfolio management strategy can be found in the appropriate sections that follow.

Fund Performance Update

The Fund's investment objective is to seek high current income and to limit the degree of fluctuation of its net asset value (NAV) resulting from movements in interest rates. The Fund seeks these objectives by investing primarily in a portfolio of adjustable rate mortgage-backed securities (ARMs), U.S. government securities and asset-backed securities (ABS). The Fund calculates an NAV daily and Class A share's NAV is reported in the mutual funds listing in national newspapers under the heading Smith Barney Funds A as "AdjGvA."

As of May 31, 1997, the Fund's Class A shares had an NAV of $9.84. For the year-to-date period ended May 31, 1997, the Fund's Class A shares outperformed the Merrill Lynch 1-3 Year U.S. Treasury Index by posting a total return of 2.21% versus 1.46%. The Fund's outperformance reflects the strong performance of ARMs and other short duration alternatives to U.S. Treasuries. (The Merrill Lynch 1-3 Year U.S. Treasury Index is a market capitalization weighted index including all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.)

For the year ended May 31, 1997, the Class A shares of the Fund had a total return of 5.31%. In comparison, the Fund's Lipper Analytical Services, Inc. peer group generated an average return of 6.50% for the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

Bond Market Update

In our view, the domestic bond market's performance during the last year was driven by two factors: the pace of economic growth and resulting investor concerns over potential rising inflation. After a strong second quarter of 1996, the pace of economic growth slowed during the remainder of last year to a 2%-2.5% annual level, which is viewed by many economists as a non-inflationary growth rate. Economic data indicating slow growth and continued moderation in broad inflation measures, such as consumer spending, enabled the Federal Reserve Board ("Fed") to leave short-term interest rates unchanged at their August and September policy meetings. However, stronger economic data from the government and growing concerns about inflation caused U.S. Treasury yields to rise in late 1996 and for much of 1997. After reaching their lowest levels since March of 1996, U.S. Treasury yields began rising in December 1996 after Fed Chairman Alan Greenspan's much publicized concerns of "irrational exuberance" in the financial markets. Although inflationary measures such as commodity and producer prices have remained relatively stable, employment growth remained strong.

The combination of a robust economy, relatively low unemployment and strong consumer confidence prompted the Fed to raise the federal funds rate by 25 basis points (0.25%) at their March 25, 1997, monetary policy meeting. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) However, government reports released in April and May appeared to indicate moderate economic growth and relatively tame inflation causing the bond market to subsequently rally. Particularly important during these two months were the Fed's lack of action at its May 20, 1997 meeting and a lower-than-expected upward revision to the first quarter's Gross Domestic Product (GDP) figure.

Despite experiencing significant swings, the yield of the 2-year U.S. Treasury Note ended the year at 6.20%, which is slightly lower then where it began on May 31, 1996. Over the year, investor demand for spread product (i.e., bonds that offer higher yields compared to U.S. Treasuries) enabled most other taxable fixed income asset classes to outperform U.S. Treasuries. For instance, mortgage-backed securities (MBS), which represent a major portion of the Fund's holdings, posted good relative performance primarily due to low interest rate volatility and relatively low refinancing risk. Over the period, the MBS market as measured by the Lehman Mortgage Index (The Lehman Mortgage Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).) generated a total return of 2.63% versus the U.S. Treasury market's return as measured by the Merrill Lynch 5-7 Year U.S. Treasury Index of 1.04%. (The Merrill Lynch 5-7 Year U.S. Treasury Index is a market capitalization weighted index including all U.S. Treasury Notes and Bonds with maturities greater than or equal to five years and less than seven years.)

Within the short maturity sector of the market, ARMs and ABS also posted excellent relative performance. We believe that the ARM market has benefited from improving fundamental conditions over the past two years, as interest rate volatility has generally remained at historically low levels. This has resulted in some portions of the ARM market, particularly "seasoned," or older production securities, to reform particularly well versus comparable maturity U.S. Treasuries. In our view, the ABS market also has benefited from low interest rate volatility as the best performing ABS in 1996 were those securities backed by home equity loans.

Fund's Investment Strategy

Duration is a rough measure of the price sensitivity of a fixed income security relative to a given change in interest rates. The Fund uses a "targeted duration" approach which strives for a duration of roughly 1 to 1.5 years and should result in a fund whose NAV performance is similar to that of a 1- or 2-year U.S. Treasury security. Changes in the prices and yields of these U.S. Treasury securities affect the value of the Fund's securities. In addition to interest rates, the prepayment rates of the mortgage-backed securities held in the portfolio usually affects the Fund's NAV.

The Fund's assets are actively managed based on our relative value analysis of individual securities and sectors. In searching for relative value opportunities, we target securities and market sectors within the short duration market that have underperformed and have strong potential for price appreciation. During the reporting period, the Fund substantially increased its exposure to the floating-rate ABS and collateralized mortgage obligations
(CMOs). We increased the weightings to these sectors by selling ARMs and fixed rate ABS, both of which had performed well during the period under review.

Bond Market Outlook

Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive (Consumer Price Index registered a year-over-year increase of just 2.3%) and U.S. securities appear inexpensive relative to their global counterparts. Additionally, Fed Chairman Alan Greenspan appears to be comfortable with the "new paradigm" that productivity gains may allow the economy to expand at a faster clip without igniting price pressures. Thus, we do not foresee another Fed tightening in 1997 in the absence of a visible inflation shock.

However, the tight labor market is still a cause for concern. Many investors anxiously await the turning point when low unemployment and lean staffing levels led many employees to shed the insecurity from the corporate restructurings of the early 1990s and demand higher wages. Moreover, recent wage increases, the buoyant stock market and record levels of consumer confidence are expected to lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, we think an uninterrupted decline in yields is by no means a certainty.

In closing, thank you for investing in the Smith Barney Adjustable Rate Government Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 23, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                      Net Asset Value
                      -----------------
                      Beginning   End    Income    Capital Gain     Return      Total
Year Ended            of Year   of Year Dividends  Distributions   of Capital Returns(1)
========================================================================================
5/31/97                $9.84     $9.84    $0.46        $0.00        $0.05       5.31%
----------------------------------------------------------------------------------------
5/31/96                 9.88      9.84     0.56         0.00         0.00       5.48
----------------------------------------------------------------------------------------
5/31/95                 9.78      9.88     0.49         0.01         0.00       6.39
----------------------------------------------------------------------------------------
5/31/94                 9.96      9.78     0.38         0.00         0.00       2.05
----------------------------------------------------------------------------------------
Inception* - 5/31/93   10.00      9.96     0.43         0.00         0.00       3.89+
========================================================================================
Total                                     $2.32        $0.01        $0.05
========================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                      Net Asset Value
                      -----------------
                      Beginning   End    Income    Capital Gain     Return      Total
Year Ended            of Year   of Year Dividends  Distributions   of Capital Returns(1)
========================================================================================
5/31/97                $9.84     $9.82    $0.46        $0.00        $0.05       5.10%
----------------------------------------------------------------------------------------
5/31/96                 9.88      9.84     0.56         0.00         0.00       5.48
----------------------------------------------------------------------------------------
5/31/95                 9.78      9.88     0.49         0.01         0.00       6.39
----------------------------------------------------------------------------------------
5/31/94                 9.96      9.78     0.38         0.00         0.00       2.05
----------------------------------------------------------------------------------------
Inception* - 5/31/93    9.96      9.96     0.25         0.00         0.00       2.56+
========================================================================================
Total                                     $2.14        $0.01        $0.05
========================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                      Net Asset Value
                      -----------------
                      Beginning   End    Income    Capital Gain     Return      Total
Year Ended            of Year   of Year Dividends  Distributions   of Capital Returns(1)
----------------------------------------------------------------------------------------
5/31/97                $9.82     $9.84    $0.46        $0.00        $0.05       5.53%
----------------------------------------------------------------------------------------
5/31/96                 9.88      9.82     0.56         0.00         0.00       5.27
----------------------------------------------------------------------------------------
5/31/95                 9.78      9.88     0.45         0.01         0.00       5.93
----------------------------------------------------------------------------------------
Inception* - 5/31/94    9.98      9.78     0.38         0.00         0.00       1.83+
========================================================================================
Total                                     $1.85        $0.01        $0.05
========================================================================================

================================================================================
Historical Performance -- Class I Shares
================================================================================

                      Net Asset Value
                      -----------------
                      Beginning   End    Income    Capital Gain     Return      Total
Year Ended            of Year   of Year Dividends  Distributions   of Capital Returns(1)
========================================================================================
Inception* - 5/31/97   $9.79     $9.85    $0.06        $0.00        $0.00       1.20%+
========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                             Without Sales Charge(1)
                                  ---------------------------------------------
                                     Class A     Class B      Class C   Class I
================================================================================
Year Ended 5/31/97                    5.31%       5.10%        5.53%     N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97            4.67        4.72         4.74      1.20%+
================================================================================

                                             Without Sales Charge(2)
                                  ---------------------------------------------
                                     Class A     Class B      Class C   Class I
================================================================================
Year Ended 5/31/97                    5.31%       0.10%        5.53%     N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97            4.67        4.53         4.74      1.20%+
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                                      Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/97)                          25.30%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/97)                          23.44
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/97)                          20.35
--------------------------------------------------------------------------------
Class I (Inception* through 5/31/97)                           1.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Class B shares reflect the deduction of a maximum 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred.
* Inception dates for Class A, B, C and I shares are June 22, 1992, November 6, 1992, June 2, 1993 and April 14, 1997, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
             Smith Barney Adjustable Rate Government Income Fund vs.
                   U.S. Government 1-Year Treasury Bill Index+
--------------------------------------------------------------------------------
                              June 1992 -- May 1997


                                   [GRAPHIC]


                      Smith Barney              U.S. Government 1-Year
                     Adjustable Rate             Treasury Bill Index
                  Government Income Fund
 6/22/92                 $10,000                       $10,000
    5/93                  10,389                        10,306
    5/94                  10,602                        10,691
    5/95                  11,280                        11,329
    5/96                  11,898                        11,927
 5/31/97                  12,530                        12,587

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 22, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997, compared to the U.S. Government 1-Year Treasury Bill Index. The index is comprised of U.S. Treasury Bills with a maturity of one year. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                                    May 31, 1997
================================================================================

Portfolio Breakdown


                                  [PIE CHART]

Adjustable Rate Mortgage-Backed Securities        61.0%
Asset-Backed Securities                           17.5%
Fixed Rate Collateralized Mortgage Obligations    11.6%
U.S. Treasury Obligations                          6.1%
Short-Term Security                                0.7%
Fixed Rate Mortgage Pass-Through Securities        3.1%


Adjustable Rate Mortgage-Backed Securities (ARMs) are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs directly or indirectly represent an interest in, or are backed by and are payable from mortgage loans secured by real property.

Asset-Backed Securities are similar in structure to Mortgage-Backed Securities, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans.

Collateralized Mortgage Obligations (CMOs) are Mortgage-Backed Securities collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Mortgage Pass-Through Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities.

Planned Amortization Class Interest Only (PAC IOs) are CMO IOs which have repayment schedules that are guaranteed if the actual speed of the prepayments is within a designated range. PAC classes typically are combined with companion classes that reduce the risk of the variation of the amount and timing of the prepayments. Should the prepayments fall outside of the PAC band or ranges, the class will not pay the prepayment as scheduled.

================================================================================
 Schedule of Investments                                           May 31, 1997
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES -- 61.0%
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 49.5%
Federal Home Loan Bank (FHLB) -- 1.3%
$2,500,000  FHLB CPI Floater, 5.970% due 2/15/02+
            (Cost -- $2,456,836)                                    $ 2,457,825
================================================================================
Federal Home Loan Mortgage Corporation (FHLMC) -- 20.7%
 6,015,901  FHLMC COFI, 6.107% due 9/1/20+                            5,918,745
 8,534,629  FHLMC COFI, 6.092% due 11/1/20+                           8,396,710
 4,296,981  FHLMC COFI, 6.092% due 3/1/30+                            4,226,038
 5,092,032  FHLMC One Year, 7.524% due 6/1/24+                        5,219,333
 6,413,281  FHLMC One Year, 7.357% due 5/1/25+                        6,637,746
 7,749,075  FHLMC Strip, 6.517% due 6/1/28+                           7,816,880
--------------------------------------------------------------------------------
            Total Federal Home Loan Mortgage Corporation
            (Cost -- $38,268,618)                                    38,215,452
================================================================================
Federal National Mortgage Association (FNMA) -- 6.6%
 2,516,228  FNMA Series 1991-127, Class F Shares, 6.269% due 9/25/98+ 2,524,934
 3,281,591  FNMA Six Month Treasury, 7.176% due 9/1/28+               3,366,190
 4,434,574  FNMA Ten Year CMT ARM, 6.500% due 1/1/04+                 4,318,167
 1,883,735  FNMA Thirty Year CMT ARM, 8.500% due 12/1/10+             1,970,858
--------------------------------------------------------------------------------
            Total Federal National Mortgage Association
            (Cost -- $12,178,570)                                    12,180,149
================================================================================
Government National Mortgage Association (GNMA) -- 18.1%
 1,681,826  GNMA II One Year, 7.125% due 6/20/17+                     1,726,260
 7,797,645  GNMA II One Year, 7.000% due 3/20/21+                     8,016,045
 2,883,283  GNMA II One Year, 7.125% due 9/20/22+                     2,964,275
 5,522,179  GNMA II One Year, 6.875% due 10/20/22+                    5,649,557
 5,335,639  GNMA II One Year, 6.875% due 11/20/22+                    5,457,238
 2,283,227  GNMA II One Year, 6.875% due 12/20/22+                    2,329,600
 1,930,758  GNMA II One Year, 7.000% due 1/20/23+                     1,973,003
 3,614,019  GNMA II One Year, 7.125% due 5/20/23+                     3,707,839
 1,589,038  GNMA II One Year, 7.125% due 9/20/23+                     1,629,509
--------------------------------------------------------------------------------
            Total Government National Mortgage Association
            (Cost -- $33,215,124)                                    33,453,326
================================================================================
Student Loan Marketing Association (SLMA) -- 2.8%
 3,770,357  SLMA Series 1996-4, Class A1 Shares, 5.711% due 7/25/04+  3,769,189
 1,400,000  SLMA Series 1997-1, Class A2 Shares, 5.840% due 1/25/10+  1,399,342
--------------------------------------------------------------------------------
            Total Student Loan Marketing Association
            (Cost -- $5,172,079)                                      5,168,531
================================================================================
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost -- $91,291,227)                                    91,475,283
================================================================================


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                                May 31, 1997
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 11.5%
$1,833,093 Bear,Stearns & Co., Series 1992-3B, Class A2 Shares,
              8.337% due 5/25/23+                                   $ 1,858,867
            MLCC Mortgage Investors, Inc., Class A Shares:
 6,821,452    Series 1996-A, 5.930% due 2/15/21+                      6,856,650
 3,531,350    Series 1996-B, 5.900% due 7/15/21+                      3,547,348
 4,460,000  Resolution Trust Corp., Series 1992-4, Class A4 Shares,
              7.089% due 6/25/24+                                     4,478,821
            Salomon Brothers:
 1,764,202    Series 1992-5, Class A1 Shares, 8.232% due 11/25/22+    1,794,511
 1,340,259    Series 1996-6B, Class A1 Shares, 6.100% due 6/30/20+    1,336,909
 1,308,694    Series 1996-6G, Class A1 Shares, 6.000% due 9/30/27+    1,305,422
--------------------------------------------------------------------------------
            TOTAL NON-AGENCY ADJUSTABLE RATE MORTGAGE
              OBLIGATIONS (Cost -- $21,183,604)                      21,178,528
================================================================================
            TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
            (Cost -- $112,474,831)                                  112,653,811
================================================================================
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.6%
================================================================================
Non-Agency Fixed Rate CMOs -- 2.2%
 3,871,962  Salomon Brothers Inc., Series 1983-1, Class Z Shares,
              12.000% due 12/1/13+
              (Cost -- $4,257,450)                                    4,129,331
================================================================================
Stripped Pass-Through -- 4.8%
 1,979,884  FNMA Strips, 11.500% due 3/1/09+                          2,207,571
 2,416,660  FNMA Strips, 11.000% due 4/1/09+                          2,684,740
   890,075  FNMA Strips, 11.500% due 4/1/09+                            984,360
 2,719,007  FNMA Strips, 11.500% due 5/1/09+                          3,033,379
--------------------------------------------------------------------------------
            Total Stripped Pass-Through (Cost -- $8,791,040)          8,910,050
================================================================================
PAC -- 1.2%
 2,198,288  FNMA REMIC 1994-39, Class B Shares, 5.750% due 6/25/12+
              (Cost -- $2,191,229)                                    2,190,198
================================================================================
PAC IOs -- 0.5%
    11,177  FNMA REMIC 1990-106, Class K Shares, 928.95% due 9/25/20+   351,472
 5,799,232  FNMA REMIC 1993-101, Class A Shares, 7.000% due 6/25/08+    563,105
--------------------------------------------------------------------------------
            Total PAC IOs (Cost -- $924,159)                            914,577
================================================================================
PAC POs -- 2.9%
 5,459,247  FNMA REMIC 1992-157, Class ABShares, due 3/25/04+
            (Cost -- $5,287,388)                                      5,268,174
================================================================================
            TOTAL FIXED RATE COLLATERALIZED MORTGAGE
              OBLIGATIONS (Cost -- $21,451,266)                      21,412,330
================================================================================


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                                May 31, 1997
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 3.1%
$1,017,571  FHLMC Fifteen Year, 9.000% due 11/1/05+                 $ 1,027,431
 4,786,304  FNMA Grantor Trust 1996-T6, Class C Shares,
              6.200% due 2/26/01+                                     4,690,578
--------------------------------------------------------------------------------
            TOTAL FIXED RATE MORTGAGE PASS-THROUGH SECURITIES
            (Cost -- $5,778,802)                                       5,718,009
================================================================================
ASSET-BACKED SECURITIES -- 17.5%
 1,961,629  Advanta Mortgage Loan Trust, Series 1994-4,
              Class A3 Shares, 6.238% due 1/25/26+#                   1,978,793
 4,030,883  AFC Home Equity Loan Trust, Series 1997-1,
              5.908% due 3/25/27+#                                    4,030,883
            Discover Card Master Trust I:
 2,500,000    Series 1994-A2, 6.038% due 10/16/04+#                   2,521,100
 2,500,000    Series 1996-A4, 6.063% due 10/16/13+#                   2,534,375
   497,317  Fifth Third Auto Grantor Trust, Series 1996-A,
              6.200% due 9/15/01+                                       496,537
            First USA Credit Card Master Trust:
 4,000,000    Series 1994-4, 6.058% due 8/15/03+#                     4,035,000
 3,000,000    Series 1994-6, 6.038% due 10/15/03+#                    3,024,390
 2,000,000    Series 1997-2, 5.898% due 2/17/10+@#                    2,000,940
 2,468,556  The Money Store Business Loan Backed Certificates,
              Series 1997-1, Class A Shares, 5.286% due 4/15/28+##    2,473,197
 1,500,000  People's Bank Credit Card Master Trust, Series 1996-1,
              Class A Shares, 5.838% due 11/15/04+#                   1,501,635
            Residential Asset Securitization Trust, Class A1 Shares:
 1,790,821    Series 1996-A8, 8.000% due 12/25/26+                    1,816,000
 2,347,349    Series 1997-A1, 7.000% due 3/25/27+                     2,334,885
 3,600,000  SMS Student Loan Trust, Series 1997-A, Class A Shares,
              5.960% due 10/27/25+ ++                                 3,593,268
--------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $32,332,542)                                    32,341,003
================================================================================
U.S. TREASURY OBLIGATIONS-- 6.1%
 2,750,000  U.S. Treasury Notes, 6.625% due 7/31/01+                  2,762,265
 2,850,000  U.S. Treasury Notes, 6.500% due 8/31/01+                  2,849,943
 5,600,000  U.S. Treasury Notes, 6.500% due 5/31/02+                  5,599,888
--------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost -- $11,274,924)                                    11,212,096
================================================================================


                       See Notes To Financial Statements.

================================================================================
 Schedule of Investments (continued)                                May 31, 1997
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
SHORT-TERM SECURITY -- 0.7%
$1,220,000  FHLB Discount Note, 5.452% due 6/2/97
            (Cost-- $1,219,815)                                    $  1,219,815
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost-- $184,532,180*)                                 $184,557,064
================================================================================

+ Security segregated by custodian for reverse repurchase agreements and/or futures contract commitments.
@    Security is traded on a "to-be-announced" basis (see Note 8).
#    Variable rate security -- rate resets monthly.
##   Variable rate security -- rate resets quarterly.
++   Variable rate security -- rate resets weekly.
*    Aggregate cost for Federal income tax purposes is substantially the same.



                                Key to Abbreviations
                    -------------------------------------------------------
                    ARM    --  Adjustable Rate Mortgage
                    CMO    --  Collateralized Mortgage Obligation
                    CMT    --  Constant Maturity Treasury
                    COFI   --  Cost of funds for member institutions for the
                               Federal Home Loan Bank of San Francisco
                    CPI    --  Consumer Price Index
                    IO     --  Interest Only
                    PAC    --  Planned Amortization Class
                    PO     --  Principal Only
                    REMIC  --  Real Estate Mortgage Investment Conduit


                       See Notes to Financial Statements.

===============================================================================
 Statement of Assets and Liabilities                               May 31, 1997
===============================================================================

ASSETS:
  Investments, at value (Cost -- $184,532,180)                    $ 184,557,064
  Interest receivable                                                 1,764,747
  Receivable for Fund shares sold                                       776,614
  Other receivables                                                     352,351
--------------------------------------------------------------------------------
  Total Assets                                                      187,450,776
--------------------------------------------------------------------------------
LIABILITIES:
  Reverse repurchase agreement (Note 6)                              45,632,250
  Payable for securities purchased                                    9,546,027
  Payable for Fund shares purchased                                   1,983,699
  Interest payable                                                       62,337
  Payable to broker--variation margin                                    58,150
  Investment advisory fees payable                                       47,878
  Dividends payable                                                      41,484
  Administration fees payable                                            22,810
  Distribution fees payable                                              19,794
  Accrued expenses                                                      375,997
--------------------------------------------------------------------------------
  Total Liabilities                                                  57,790,426
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,660,350
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      13,177
  Capital paid in excess of par value                               136,368,786
  Overdistributed net investment income                                 (46,196)
  Accumulated net realized loss on security transactions,
    options and futures contracts                                    (6,653,936)
  Net unrealized depreciation on investments and
    futures contracts                                                   (21,481)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,660,350
================================================================================
Shares Outstanding:
  Class A                                                            12,578,205
--------------------------------------------------------------------------------
  Class B                                                               346,689
--------------------------------------------------------------------------------
  Class C                                                                 7,010
--------------------------------------------------------------------------------
  Class I                                                               245,215
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $9.84
--------------------------------------------------------------------------------
  Class B*                                                                $9.82
--------------------------------------------------------------------------------
  Class C (and redemption price)                                          $9.84
--------------------------------------------------------------------------------
  Class I (and redemption price)                                          $9.85
================================================================================

* Redemption price is NAV of Class B shares reduced by a maximum 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).


                       See Notes to Financial Statements.

================================================================================
Statement of Operations                         For the Year Ended May 31, 1997
================================================================================

INVESTMENT INCOME:
  Interest                                                         $ 10,910,153
  Less: Interest expense (Note 6)                                    (2,055,152)
--------------------------------------------------------------------------------
  Total Investment Income                                             8,855,001
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          1,085,551
  Investment advisory fees (Note 2)                                     579,582
  Administration fees (Note 2)                                          289,791
  Registration                                                          146,685
  Shareholder communications                                             97,760
  Shareholder and system servicing fees                                  82,978
  Audit and legal                                                        63,849
  Amortization of deferred organization costs                            31,672
  Trustees' fees                                                         24,944
  Custody                                                                24,148
  Other                                                                  22,993
--------------------------------------------------------------------------------
  Total Expenses                                                      2,449,953
--------------------------------------------------------------------------------
Net Investment Income                                                 6,405,048
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 9 AND 10):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)             766,458
    Options purchased                                                    73,506
    Futures contracts                                                  (130,856)
--------------------------------------------------------------------------------
  Net Realized Gain                                                     709,108
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
  and Futures Contracts:
    Beginning of year                                                  (338,149)
    End of year                                                         (21,481)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                               316,668
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures Contracts                1,025,776
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  7,430,824
================================================================================


                       See Notes to Financial Statements.

================================================================================
 Statements of Changes in Net Assets                For the Years Ended May 31,
================================================================================

                                                       1997            1996
================================================================================
OPERATIONS:
  Net investment income                            $ 6,405,048      $ 9,951,704
  Net realized gain                                    709,108          173,691
  Increase in net unrealized
   appreciation (depreciation)                         316,668         (960,688)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             7,430,824        9,164,707
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                             (6,667,389)      (9,931,014)
  Capital                                             (804,871)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distribution to Shareholders                    (7,472,260)      (9,931,014)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                 149,127,584      179,468,808
  Net asset value of shares issued for
    reinvestment of dividends                        6,819,197        9,402,283
  Cost of shares reacquired                       (187,612,850)    (205,722,546)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                        (31,666,069)     (16,851,455)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (31,707,505)     (17,617,762)
NET ASSETS:
  Beginning of year                                161,367,855      178,985,617
================================================================================
  End of year*                                    $129,660,350     $161,367,855
================================================================================
* Includes overdistributed net investment
  income of:                                          $(46,196)        $(79,911)
================================================================================


                       See Notes to Financial Statements.

================================================================================
Statement of Cash Flows                         For the Year Ended May 31, 1997
================================================================================

NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
   Interest received                                               $ 11,040,463
   Operating expenses paid                                           (2,711,377)
   Purchases of short-term securities and purchased options, net       (943,487)
   Purchases of long-term securities                               (523,724,004)
   Proceeds from disposition of long-term securities                563,508,777
   Proceeds from short sale transactions, net                            46,634
   Payments for futures transactions, net                                (8,368)
--------------------------------------------------------------------------------
   Net Cash Provided By Operating and Investing Activities           47,208,638
--------------------------------------------------------------------------------
Cash Flows From Financing Activities:
   Proceeds from shares sold                                        149,120,140
   Payments on shares redeemed                                     (185,836,162)
   Cash dividends paid to shareholders*                                (712,935)
   Decrease in reverse repurchase agreements outstanding             (7,809,844)
   Interest expense                                                  (1,992,815)
--------------------------------------------------------------------------------
   Net Cash Used By Financing Activities                            (47,231,616)
--------------------------------------------------------------------------------
Net Decrease in Cash                                                    (22,978)
Cash - Beginning of Year                                                 22,978
--------------------------------------------------------------------------------
Cash - End of Year                                                 $          0
================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
INVESTING ACTIVITIES:
Increase in Net Assets From Operations                             $  7,430,824
--------------------------------------------------------------------------------
   Decrease in investments                                           29,794,941
   Decrease in options purchased                                        102,069
   Decrease in variation margin                                         168,853
   Decrease in receivable for securities sold                         9,074,413
   Decrease in interest receivable                                      119,636
   Decrease in other assets                                             316,270
   Decrease in payable for securities purchased                      (1,560,424)
   Decrease in accrued expenses and other payables                     (293,096)
   Interest expense                                                   2,055,152
--------------------------------------------------------------------------------
   Total Adjustments                                                 39,777,814
--------------------------------------------------------------------------------
Net Cash Provided By Operating and Investing Activities            $ 47,208,638
================================================================================

*    Exclusive of dividend reinvestment of $6,819,197.


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Adjustable Rate Government Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed income of $804,871 at May 31, 1997 have been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and amortized on a straight-line basis over a five year period, beginning with the commencement of the Fund's operations in June 1992.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Strategy Advisers Inc. ("SBSA"), a wholly owned subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as

================================================================================
Notes to Financial Statements (continued)
================================================================================

investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at the annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBSA has entered into a sub-advisory agreement with BlackRock Financial Management Inc. ("BlackRock"), a wholly owned subsidiary of PNC Bank, N.A. Pursuant to the sub-advisory agreement, BlackRock is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays BlackRock a monthly fee calculated at an annual rate of 0.20% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares.

     There is a maximum contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. For the year ended May 31, 1997, CDSCs paid to SB for Class B shares were approximately $22,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, C, and I shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class A, B and C shares calculated at an annual rate of 0.50% of the average daily net assets of each class. For the year ended May 31, 1997, total Distribution Plan fees incurred were:


                          Class A         Class B         Class C       Class I
================================================================================
Distribution Plan Fees   $1,045,571         $39,076         $321         $583
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $521,870,344
--------------------------------------------------------------------------------
Sales                                                               511,761,454
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     At May 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $  522,519
Gross unrealized depreciation                                         (497,635)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $ 24,884
================================================================================


     4. CASH FLOW INFORMATION

     Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested into the Fund at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of deferred organization costs.

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts equal to the repurchase price.

     As of May 31, 1997, the Fund had no open repurchase agreements.

     6. REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     At May 31, 1997, the Fund had the following reverse repurchase agreements outstanding:


    FACE
   AMOUNT                          SECURITY                                         VALUE
=========================================================================================
$32,227,000   Reverse Repurchase Agreement with Salomon Brothers,
               dated 5/22/97 bearing 5.580% to be repurchased
               at $32,386,846 on 6/23/97, collateralized by $788,000
               GNMA II One Year, 6.875% due 12/20/22, and by $4,653,000
               GNMA II One Year, 7.125% due 5/20/23, and by $5,000,000
               GNMA II One Year, 6.875 due 10/20/22, and by $7,132,244
               GNMA II One Year, 7.000% due 3/20/21, and by $6,934,041
               GNMA II One Year, 7.000% due 3/20/21, and by $12,681,782
               FHLMC COFI, 6.107% due 9/1/20, and by $14,654,000
               FHLMC COFI, 6.092% due 11/1/20, and by $6,979,988
               FHLMC One Year, 7.357% due 5/1/25.
                                                                              $32,227,000
  2,323,000   Reverse Repurchase Agreement with Aubrey Lanston,
               dated 5/22/97 bearing 5.450% to be repurchased
               at $2,327,220 on 6/3/97, collateralized by $2,300,000
               U.S. Treasury Note, 6.500% due  8/31/01.                         2,323,000

  7,426,000   Reverse Repurchase Agreement with Merrill Lynch,
               dated 5/22/97 bearing 5.620% to be repurchased
               at $7,464,256 on 6/24/97, collateralized by $8,000,000
               FHLMC Strip, 6.517% due 6/1/28.                                  7,426,000

  2,556,250   Reverse Repurchase Agreement with Aubrey Lanston,
               dated 5/23/97 bearing 5.450% to be repurchased
               at $2,560,507 on 6/3/97, collateralized by $2,500,000
               U.S. Treasury Note, 6.625% due 7/31/01.                          2,556,250

  1,100,000   Reverse Repurchase Agreement with Merrill Lynch,
               dated 5/27/97 bearing 5.620% to be repurchased
               at $1,104,808 on 6/24/97, collateralized by $3,023,000
               GNMA II One Year, 7.125% due 6/20/17.                            1,100,000
-----------------------------------------------------------------------------------------
              TOTAL REVERSE REPURCHASE AGREEMENTS                             $45,632,250
=========================================================================================

     During the year ended May 31, 1997, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

=========================================================================================
Maximum amount outstanding                                                    $62,032,000
-----------------------------------------------------------------------------------------
Average amount outstanding                                                    $37,684,776
=========================================================================================

     Interest rates ranged from 4.75% to 6.00% during the year. Total market value of the collateral for the reverse repurchase agreements is $47,152,041.

     Interest expense for the year ended May 31, 1997 on borrowings by the Fund under reverse repurchase agreements totalled $2,055,152.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     7. DOLLAR ROLL TRANSACTIONS

     The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income for the Fund exceeding the yield on the securities sold.

     As of May 31, 1997, the Fund had no open dollar roll transactions.

     8. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of May 31, 1997, the Fund held one TBA security with a cost of $2,000,000.

     9. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such a sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of May 31, 1997, the Fund had no open purchased put or call option contracts.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended May 31, 1997, the Fund did not write any options.

     10. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     At May 31, 1997, the Fund had the following open futures contracts:

                         Expiration    # of       Basis     Market  Unrealized
                         Month/Year  Contracts    Value      Value  Gain (Loss)
================================================================================
Future contracts to buy:
   U.S. 10 Year Note           9/97     64   $ 6,802,288  $6,850,000  $ 47,712
--------------------------------------------------------------------------------
Future contracts to sell:
   U.S. 5 Year Note            9/97    214    22,457,901  22,546,906   (89,005)
   U.S. Long Bond              9/97     16     1,748,928   1,754,000    (5,072)
--------------------------------------------------------------------------------
                                                                       (94,077)
Net Unrealized Loss                                                  $ (46,365)
================================================================================


     11. SHORT SALES OF SECURITIES

     A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

     During the year ended May 31, 1997, the Fund did enter into several short sale transactions; however, at the end of the year all these transactions had closed and there were no open transactions.

     12. CAPITAL LOSS CARRYFORWARD

     As of May 31, 1997, the Fund had, for Federal income tax purposes, approximately $6,685,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                       2003           2004            2005
================================================================================
Carryforward Amounts              $5,259,000        $570,000        $856,000
================================================================================

     13. SHARES OF BENEFICIAL INTEREST

     At May 31, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and C shares are available for

================================================================================
Notes to Financial Statements (continued)
================================================================================

purchase to investors in the Smith Barney 401(k) Program. In addition, Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares.

     At May 31, 1997, total paid-in capital amounted to the following for each class:

                          Class A         Class B       Class C      Class I
================================================================================
Total Paid-in Capital  $130,417,098    $3,489,956       $70,714    $2,404,195
================================================================================

     Transactions in shares of each class were as follows:

                                    Year Ended                    Year Ended
                                   May 31, 1997                  May 31, 1996
                              -----------------------      -------------------------
                                Shares      Amount           Shares          Amount
======================================================================================
Class A
Shares sold                    8,490,645   $  83,712,514    10,827,229  $ 106,653,375
Shares issued on reinvestment    671,821       6,619,602       930,447      9,166,413
Shares redeemed              (12,402,672)   (122,143,557)  (13,597,487)  (133,909,251)
--------------------------------------------------------------------------------------
Net Decrease                  (3,240,206)  $ (31,811,441)   (1,839,811) $ (18,089,463)
======================================================================================

Class B
Shares sold                    6,379,831   $  62,813,921     7,388,624  $  72,782,060
Shares issued on reinvestment     19,196         189,004        23,848        234,910
Shares redeemed               (6,632,928)    (65,297,021)   (7,289,395)   (71,810,764)
--------------------------------------------------------------------------------------
Net Increase (Decrease)         (233,901)  $  (2,294,096)      123,077  $   1,206,206
======================================================================================

Class C
Shares sold                        4,602   $      45,366         3,388  $      33,372
Shares issued on reinvestment        223           2,191            98            960
Shares redeemed                   (1,250)        (12,284)         (256)        (2,530)
--------------------------------------------------------------------------------------
Net Increase                       3,575   $      35,273         3,230  $      31,802
======================================================================================

Class I*
Shares sold                      260,643   $   2,555,783            --             --
Shares issued on reinvestment        853           8,400            --             --
Shares redeemed                  (16,281)       (159,988)           --             --
--------------------------------------------------------------------------------------
Net Increase                     245,215   $   2,404,195            --             --
======================================================================================

*    For the period from April 14, 1997 (inception date) to May 31, 1997.

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                     1997      1996     1995(1)    1994    1993(2)
================================================================================
Net Asset Value,
  Beginning of Year               $9.84     $9.88     $9.78     $9.96    $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)        0.43      0.56      0.47      0.37      0.44
  Net realized and unrealized
   gain (loss)                     0.08     (0.04)     0.13     (0.17)    (0.05)
--------------------------------------------------------------------------------
Total Income From Operations       0.51      0.52      0.60      0.20      0.39
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.46)    (0.56)    (0.49)    (0.38)    (0.43)
  Net realized gains                 --        --     (0.01)       --        --
  Capital                         (0.05)       --        --        --        --
--------------------------------------------------------------------------------
Total Distributions               (0.51)    (0.56)    (0.50)    (0.38)    (0.43)
--------------------------------------------------------------------------------
Net Asset Value, End of Year      $9.84     $9.84     $9.88     $9.78     $9.96
--------------------------------------------------------------------------------
Total Return                       5.31%     5.48%     6.39%     2.05%     3.89%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s) $123,769  $155,622  $174,463  $283,627  $313,184
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                  1.57%     1.58%     1.60%     1.53%     1.50%+
  Net investment income            4.42      5.66      4.94      3.72      4.36+
--------------------------------------------------------------------------------
Portfolio Turnover Rate             288%      273%      524%      525%      236%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from June 22, 1992 (inception date) to May 31, 1993.
(3) The Investment adviser waived a portion of its fees for the period ended May 31, 1993. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 2.03% (annualized).
(4) For the years ended May 31, 1995 and May 31, 1994 and the period ended May 31, 1993, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.47%, 2.31% and 1.92% (annualized), respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                         1997      1996      1995(1)   1994       1993(2)
=======================================================================================
Net Asset Value, Beginning of Year    $9.84     $9.88     $9.78     $9.96      $9.96
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)            0.39      0.56      0.47      0.37       0.25
  Net realized and unrealized
   gain (loss)                         0.10     (0.04)     0.13     (0.17)      --
---------------------------------------------------------------------------------------
Total Income From Operations           0.49      0.52      0.60      0.20       0.25
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.46)    (0.56)    (0.49)    (0.38)     (0.25)
  Net realized gains                     --        --     (0.01)       --         --
  Capital                             (0.05)       --        --        --         --
---------------------------------------------------------------------------------------
Total Distributions                   (0.51)    (0.56)    (0.50)    (0.38)     (0.25)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year          $9.82     $9.84     $9.88     $9.78      $9.96
---------------------------------------------------------------------------------------
Total Return                           5.10%     5.48%     6.39%     2.05%      2.56%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $3,406    $5,712    $4,521    $8,422     $3,569
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                      1.61%     1.60%     1.63%     1.57%      1.50%+
  Net investment income                4.32      5.64      4.92      3.68       4.36+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                 288%      273%      524%      525%       236%
=======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from November 6, 1992 (inception date) to May 31, 1993.
(3) The Investment adviser waived a portion of its fees for the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.01 and the expense ratio would have been 2.03% (annualized).
(4) For the years ended May 31, 1995 and May 31, 1994 and the period ended May 31, 1993, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.49%, 2.35% and 1.92% (annualized), respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                              1997      1996      1995(1)(2) 1994(3)
===================================================================================
Net Asset Value, Beginning of Year          $9.82     $9.88     $9.78      $9.98
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income                      0.40      0.56      0.46       0.37
  Net realized and unrealized gain (loss)    0.13     (0.06)     0.10      (0.19)
-----------------------------------------------------------------------------------
Total Income From Operations                 0.53      0.50      0.56       0.18
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.46)    (0.56)    (0.45)     (0.38)
  Net realized gains                           --        --     (0.01)        --
  Capital                                   (0.05)       --        --         --
-----------------------------------------------------------------------------------
Total Distributions                         (0.51)    (0.56)    (0.46)     (0.38)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.84     $9.82     $9.88      $9.78
-----------------------------------------------------------------------------------
Total Return                                 5.53%     5.27%     5.93%      1.83%++
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $69       $34        $2       $113
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                               1.52%     1.59%     1.59%      1.55%+
  Net investment income                      4.67      5.66      4.95       3.69+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       288%      273%      524%       525%
===================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from June 2, 1993 (inception date) to May 31, 1994.
(4) For the year ended May 31, 1995 and the period ended May 31, 1994, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.46% and 2.34% (annualized), respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout the period:

Class I Shares                                                           1997(1)
================================================================================
Net Asset Value, Beginning of Period                                    $9.79
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                  0.10
  Net realized and unrealized gain                                       0.02
--------------------------------------------------------------------------------
Total Income from Operations                                             0.12
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                 (0.06)
  Capital                                                               (0.00)*
--------------------------------------------------------------------------------
Total Distribution                                                      (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $9.85
--------------------------------------------------------------------------------
Total Return                                                             1.20%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                       $2,416
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                               1.10%+
  Net investment income                                                  5.60+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   288%
================================================================================

(1)  For the period from April 14, 1997 (inception date) to May 31, 1997.
*    Amount represents less than $0.01 per share
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

     A total of 13.18% of the ordinary dividends paid by the Fund have been derived from federal obligations and may be exempt from taxation at the state level.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of the Smith Barney Adjustable Rate Government Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 1997, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two-year period ended May 31, 1995 and for the period from June 22, 1992 (commencement of operations) to May 31, 1993, were audited by other auditors whose report thereon, dated July 26, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 1997, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KMPG Peat Marwick LLP

New York, New York
July 14, 1997

SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND


Trustees
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Strategy Advisers Inc.


Administrator
Smith Barney Mutual Funds
Management Inc.


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


Sub-Investment Adviser
BlackRock Financial
Management Inc.
345 Park Avenue
New York, New York 10154


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Adjustable Rate Government Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND

388 Greenwich Street
New York, New York 10013

FD2224 7/97